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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) December 18, 2003
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                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          333-107510                                 23-2811925
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   (Commission File Number)              (I.R.S. Employer Identification No.)


   200 Witmer Road, Horsham, Pennsylvania                          19044
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  (Address of Principal Executive Offices)                       (Zip Code)


                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index Located on Page 7
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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On December 18, 2003, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-C3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of December 1, 2003, among GMAC Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM"), as master servicer and serviced companion loan paying agent, Lennar Partners, Inc., as special servicer, Midland Loan Services, Inc., as AFR/Bank of America Portfolio Whole Loan special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of 28 classes identified as the "Class X-1 Certificates", the "Class X-2 Certificates", the "Class A-1A Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class S-AFR1 Certificates", the "Class S-AFR2 Certificates", the "Class S-AFR3 Certificates", the "Class S-AFR4 Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") that are secured by one or more related mortgaged properties. As of their respective cut-off dates (the "Cut-off Dates"), the Mortgage Loans had an aggregate principal balance of $1,333,648,872, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Cut-off Date with respect to each of the Mortgage Loans is its Due Date in December 2003. The Depositor acquired certain of the Trust Fund assets from GMACCM pursuant to a mortgage loan purchase agreement, dated December 18, 2003, attached hereto as Exhibit 99.1, between GMACCM, as seller and the Depositor, as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated December 18, 2003, attached hereto as Exhibit 99.2, between GACC, as seller and the Depositor, as purchaser. The Depositor acquired certain of the Trust Fund assets from Morgan Stanley Mortgage Capital Inc. ("MSMC") pursuant to a mortgage loan purchase agreement, dated December 18, 2003, attached hereto as Exhibit 99.3, between MSMC, as seller and the Depositor, as purchaser. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to a mortgage loan purchase agreement, dated December 18, 2003, attached hereto as Exhibit 99.4, between GSMC, as seller and the Depositor, as purchaser. The Depositor acquired one of the Trust Fund assets from Commerzbank AG, New York Branch ("COMBANK") pursuant to a mortgage loan purchase agreement, dated December 18, 2003, attached hereto as Exhibit 99.5, between COMBANK, as seller and the Depositor, as purchaser. The Depositor sold the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates to Deutsche Bank Securities Inc. ("Deutsche Bank"), Goldman, Sachs & Co. ("Goldman Sachs") and Morgan Stanley & Co. Incorporated ("MS&Co."), as the underwriters, pursuant to an underwriting agreement, dated December 10, 2003, attached hereto as Exhibit 1.1, between Deutsche Bank, Goldman Sachs and MS&Co., as the underwriters, and the Depositor. The Depositor sold the



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Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, the Class
K, Class L, Class M, Class N, Class O and Class P Certificates to Deutsche Bank, Goldman Sachs and MS&Co., pursuant to a Certificate Purchase Agreement, dated as of December 10, 2003. The Depositor sold the Class S-AFR1, Class S-AFR2, Class S-AFR3 and Class S-AFR4 Certificates to Deutsche Bank, pursuant to the Certificate Purchase Agreement. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to Wachovia Bank, N.A.

        The Class X-1 and Class X-2 Certificates do not have an initial certificate balance ("Certificate Balance"), but represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount"). The Class X-1 Certificates have a Notional Amount equal to $1,333,648,872. The Class X-2 Certificates have a Notional Amount equal to $1,280,535,000. The Class A-1A Certificates have an initial Certificate Balance of $226,005,000. The Class A-1 Certificates have an initial Certificate Balance of $103,889,000. The Class A-2 Certificates have an initial Certificate Balance of $114,365,000. The Class A-3 Certificates have an initial Certificate Balance of $247,900,000. The Class A-4 Certificates have an initial Certificate Balance of $408,101,000. The Class B Certificates have an initial Certificate Balance of $41,676,000. The Class C Certificates have an initial Certificate Balance of $16,671,000. The Class D Certificates have an initial Certificate Balance of $30,007,000. The Class E Certificates have an initial Certificate Balance of $21,672,000. The Class F Certificates have an initial Certificate Balance of $23,339,000. The Class G Certificates have an initial Certificate Balance of $13,336,000. The Class H Certificates have an initial Certificate Balance of $16,671,000. The Class J Certificates have an initial Certificate Balance of $13,336,000. The Class K Certificates have an initial Certificate Balance of $8,336,000. The Class L Certificates have an initial Certificate Balance of $6,668,000. The Class M Certificates have an initial Certificate Balance of $10,002,000. The Class N Certificates have an initial Certificate Balance of $5,001,000. The Class O Certificates have an initial Certificate Balance of $5,002,000. The Class P Certificates have an initial Certificate Balance of $21,671,872. The Class S-AFR1 Certificates have an initial Certificate Balance of $10,000,000. The Class S-AFR2 Certificates have an initial Certificate Balance of $22,000,000. The Class S-AFR3 Certificates have an initial Certificate Balance of $22,000,000. The Class S-AFR4 Certificates have an initial Certificate Balance of $46,000,000. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

        Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.
















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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

        List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

               (a)  Financial Statements of Business Acquired.

                    Not applicable

               (b)  Pro Forma Financial Information.

                    Not applicable

               (c)  Exhibits.


EXHIBIT NO.                     DOCUMENT DESCRIPTION
-----------                     --------------------
1.1 Underwriting Agreement, dated as of December 10, 2003, between GMAC Commercial Mortgage Securities, Inc. as seller, and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. and underwriters.

4.1 Pooling and Servicing Agreement, dated as of December 1, 2003, among GMAC Commercial Mortgage Securities, Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer and serviced loan companion agent, Lennar Partners, Inc., as special servicer, Midland Loan Services, Inc., as AFR/Bank of America Portfolio Whole Loan special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between GMAC Commercial Mortgage Corporation, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between German American Capital Corporation, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between Morgan Stanley Mortgage Capital Inc., as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between Goldman Sachs Mortgage Company, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.




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99.5           Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between Commerzbank AG, New York Branch, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.



















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                      (Registrant)


Dated:  December 18, 2003             By:  /s/ David Lazarus
                                         -------------------------------------
                                          Name: David Lazarus
                                          Title:   Vice President




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                                INDEX TO EXHIBITS


EXHIBIT NO.                          DOCUMENT DESCRIPTION
-----------                          --------------------
1.1 Underwriting Agreement, dated as of December 10, 2003, between GMAC Commercial Mortgage Securities, Inc. as seller, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as underwriters.

4.1 Pooling and Servicing Agreement, dated as of December 1, 2003, among GMAC Commercial Mortgage Securities, Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer and serviced companion loan paying agent, Lennar Partners, Inc., as special servicer, Midland Loan Services, Inc., as AFR/Bank of America Portfolio Whole Loan special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between GMAC Commercial Mortgage Corporation, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between German American Capital Corporation, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between Morgan Stanley Mortgage Capital Inc., as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between Goldman Sachs Mortgage Company, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of December 18, 2003, between Commerzbank AG, New York Branch, as seller and GMAC Commercial Mortgage Securities, Inc., as purchaser.